UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2003


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                         0-21802                      34-1741211
 (STATE  OR  OTHER JURISDICTION   (COMMISSION                 (IRS  EMPLOYER
  OF  INCORPORATION)              FILE  NUMBER)             IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
           TOLEDO,  OHIO                                           43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                (ZIP  CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374





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ITEM  5.     OTHER  EVENTS

N-Viro International Corporation announced today it has been notified by the Delaware Chancery Court (the "Court") that a date of December 15, 2003 has been set to hold a hearing on the Company's proposed settlement of a derivative action filed June 11, 2003 by Strategic Asset Management, Inc., and to enter judgment on the settlement terms.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          October  22,  2003          By:       /s/  James  K.  McHugh
                ------------------                    ------------------------
                                                      James  K.  McHugh
                                                      Chief  Financial  Officer